SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                November 24, 1998



                         Unique Casual Restaurants, Inc.
             (Exact Name of Registrant as specified in its charter)


Commission File Number:  0-22639


Delaware                                                              04-3370491
(State or other jurisdiction                                    (I.R.S. Employer
of incorporation)                                            Identification No.)



            One Corporate Place, 55 Ferncroft Road, Danvers, MA 01923
              (Address of principal executive offices and zip code)

                                 (978) 774-6606
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets

On November 24, 1998, Unique Casual Restaurants, Inc. (the "Company") completed the sale of all of the outstanding common stock of Fuddruckers, Inc. to King Cannon, Inc. (the "Buyer") pursuant to a Stock Purchase Agreement, dated as of July 31, 1998 (the "Fuddruckers Sale"). The sale price was $43 million in cash, before adjustments. At the closing the Company disbursed approximately $2.5 million to escrow agents to be held pending resolution of certain contingent obligations. In addition, the Company incurred approximately $10.4 million in costs associated with the early termination of certain leases, obtaining landlord consents to the transaction, certain litigation settlements, and legal, accounting and severance expenses. An additional $5.5 million was used to settle the Company's obligations under a put/call agreement which was originally due to be paid in January 2000. The Company received approximately $535,000 from the Buyer as reimbursement for working capital at the closing date and has received approximately $2.6 million in previously restricted cash balances, which were released by virtue of the Company's settling certain of the obligations discussed above. The Company also purchased two closed Fuddruckers locations and recorded assets held for sale valued at approximately $1.6 million. The sale was approved by a majority vote of the Company's shareholders on November 5, 1998.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

7(a)     Financial Statements of Business Acquired

         Not applicable.



7(b)     Pro Forma Financial Information

The following unaudited pro forma consolidated statements of operations and balance sheet are presented to assist you in analyzing the effect of the Fuddruckers Sale on Unique's results of operations and financial condition. The following information gives effect to events that are directly attributable to the Fuddruckers Sale and are expected to have a continuing impact on Unique. Explanations of the various pro forma adjustments are included in the notes that accompany the unaudited pro forma consolidated financial statements.

This unaudited pro forma consolidated financial information should be read in conjunction with the historical consolidated financial statements of Unique and the notes thereto and the information contained in "Management's Discussion and Analysis of Results of Operation and Financial Condition" appearing in other information that we have filed with the SEC, including our Annual Report on Form 10-K for our fiscal year ended June 28, 1998, filed with the SEC on October 13, 1998; our Proxy Statement dated on October 15, 1998, filed with the SEC on October 15, 1998; and our Quarterly Report on Form 10-Q for the period ended September 27, 1998, filed with the SEC on November 20, 1998.

The following information does not necessarily represent the results of operations or the financial condition of Unique had the Fuddruckers Sale in fact been consummated at the beginning of each of the respective pro forma periods presented or at September 28, 1998, respectively, and should not be taken as a prediction of what the results of operations or financial condition of Unique will be in any future periods.

                        UNIQUE CASUAL RESTAURANTS, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 28, 1998
                    (In thousands, except per share amounts)


                                                        As Reported        Pro Forma Adjustments (1)(2)
                                                         Historical          Debit            Credit          Pro Forma
Revenues:
   Sales                                                 $ 210,569         $ 133,858                          $  76,711
   Franchising                                               4,752             3,763                                989
                                                         ---------         ---------                          ---------
     Total                                                 215,321           137,621                             77,700
                                                         ---------         ---------                          ---------
Costs and expenses:
   Cost of sales and operating expenses                    189,834                          $ 120,525            69,309
   Selling, general and administrative                      19,859                              9,054            10,805
   Depreciation and amortization                             8,724                              5,832             2,892
   Impairment, exit and other charges                       24,625                             23,188             1,437
   Gain on sale                                               (677)                                                (677)
   Interest expense                                            494                                  3               491
   Interest income                                            (790)               46                               (744)
                                                         ---------         ---------        ---------         ---------
     Total                                                 242,069                46          158,602            83,513
                                                         ---------         ---------        ---------         ---------

Net loss before income taxes and cumulative
   effect of change in accounting principle              $ (26,748)        $ 137,667        $ 158,602         $  (5,813)
                                                         =========         =========        =========         =========

Basic and diluted loss per share before
   cumulative effect of change in accounting
   for preopening costs                                  $   (2.33)                                           $   (0.51)



(1) Reflects the elimination of the income and costs and expenses of Fuddruckers, Inc. and subsidiaries for the year ended June 28, 1998.
(2)      Excludes transaction and severance costs estimated to be $7,539.

                         UNIQUE CASUAL RESTAURANTS, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         PERIOD ENDED SEPTEMBER 27, 1998
                    (In thousands, except per share amounts)



                                                       As Reported         Pro Forma Adjustments (1)(2)
                                                       Historical           Debit            Credit           Pro Forma
Revenues:
   Sales                                               $    54,184       $    33,934                        $    20,250
   Franchising                                                 831               669                                162
                                                       -----------       -----------                        -----------
     Total                                                  55,015            34,603                             20,412
                                                       -----------       -----------                        -----------

Costs and expenses:
   Cost of sales and operating expenses                     48,975                        $    30,973            18,002
   Selling, general and administrative                       3,363                              1,088             2,275
   Depreciation and amortization                             1,390                                655               735
   Interest expense                                             63                                  -                63
   Interest income                                             (55)                8                -               (47)
   Other expense, net                                           40                 -                -                40
                                                       -----------       -----------      -----------       -----------
     Total                                                  53,776                 8            1,390            21,068
                                                       -----------       -----------      -----------       -----------

Earnings before income taxes and cumulative
   effect of change in accounting principle            $     1,239       $    34,611      $    32,716       $      (657)
                                                       ===========       ===========      ===========       ===========
Basic and diluted earnings (loss) per share before
   cumulative effect of change in accounting
   for preopening costs                                $      0.11                                          $     (0.06)



(1)      To eliminate the operating results of Fuddruckers
(2)      Excludes transaction and severance costs estimated to be $7,539.

                         UNIQUE CASUAL RESTAURANTS, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 27, 1998
                                 (In thousands)


                                                  Historical
                                                  as Reported          Debits               Credits          Pro Forma
ASSETS:
Cash and cash equivalents                         $(1,927)          43,000    (a)         8,061    (b)      $24,263
                                                                       102    (d)         3,351    (c)
                                                                                          5,500    (e)

Cash - restricted                                   2,602                                   102    (d)        2,500
Accounts and notes receivable, net                  3,149                                 1,909    (c)        1,240
Inventory                                           4,375                                 3,344    (c)        1,031
Other current assets                                2,162                                 1,398    (c)          764
                                                  -------                                                   -------
   Total current assets                            10,361                                                    29,798

Intercompany accounts                                   -                                                         -
Investment in subsidiaries                          5,000                                                     5,000
Investments in affiliates                               -                                                         -
Net property                                       74,126                                43,889    (a)       30,237
Other assets - net                                  3,288            2,465    (b)                             5,753
                                                  -------                                                   -------
   Total assets                                    92,775                                                    70,788
                                                  =======                                                   =======

LIABILITIES:
Accounts payable                                   10,294            5,607    (c)                             4,687
Current portion of long-term debt                   2,199               11    (c)                             2,188
Accrued expenses                                   11,281              265    (b)         2,108    (b)        8,740
                                                  -------            4,384    (c)                           -------

   Total current liabilities                       23,774                                                    15,615

Long-term debt                                      4,557                                                     4,557
Other long-term liabilities                        12,807            5,400    (e)                             7,407
Redeemable preferred stock                              -                                                         -
                                                  -------                                                   -------
   Total liabilities                               41,138                                                    27,579
                                                  -------                                                   -------

Retained earnings                                  50,398                                                    50,398
Current earnings                                    1,239              889    (a)                            (7,189)
                                                  -------            7,439    (b)                           -------
Total stockholders' equity                         51,637              100    (e)                            43,209
                                                  -------                                                   -------

Total liabilities and stockholders' equity        $92,775                                                   $70,788
                                                  =======                                                   =======

Pro Forma Adjustments based upon the September 1998 balance sheet

(a)  Cash                                                                       43,000
     Retained earnings                                                             889
       Net property                                                                               43,889
     To record the sale of Fuddruckers

(b)  Retained earnings                                                           7,439
     Assets held for sale                                                        2,465
     Accrued liabilities                                                           265             2,108
       Cash                                                                                        8,061
     To record settlement of obligations not assumed by buyer and estimated transaction costs

(c)  Current liabilities
       Accounts payable                                                          5,607
       Long-term debt                                                               11
       Accrued Expenses                                                          4,384
     Current assets
       Accounts receivable                                                                         1,909
       Inventory                                                                                   3,344
       Other current assets                                                                        1,398
       Cash                                                                                        3,351
     To record effect of working capital adjustment at September 27, 1998

(d)  Cash                                                                          102
       Restricted cash                                                                               102
     To reflect changes in restricted cash

(e)  Retained earnings                                                             100
     Long-term liabilities                                                       5,400
       Cash                                                                                        5,500
     To reflect settlement of Put/Call obligation



7(c)     Exhibits:

*2.1     Stock  Purchase  Agreement,  dated as of July 31,  1998,  by and  among
         Unique  Casual  Restaurants,   Inc.,  King  Cannon,  Inc.  and  Champps
         Entertainment, Inc.


* Incorporated herein by reference to the Annual Report on Form 10-K of Unique Casual Restaurants, Inc. for the year ended June 28, 1998.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           UNIQUE CASUAL RESTAURANTS, INC.
                                           (Registrant)

                                           By: /s/ Donald C. Moore
                                           -------------------------------------
                                           Donald C. Moore
                                           Director, Chief Executive Officer,
                                           Chief Financial Officer and Treasurer
                                           (Principal Executive, Financial and
                                           Accounting Officer)


Dated: January 14, 1999